HSBC

KUALA LUMPUR MAIN
IMPORTS DEPARTMENT

IMPORT NEW GUARANTEE OPENING ADVICE DATE 16JUN2022

ACCOUNT NO. 331-418988-120

TEM ELECTRONICS (M) SDN BHD
A99, JALAN 2A/2, KAWASAN
PERUSAHAAN MIEL SG LALANG FASA 1,
08000 SUNGAI PETANI, KEDAH
M

DEAR SIRS,
WE CONFIRM HAVING ESTABLISHED THE FOLLOWING GUARANTEE IN ACCORDANCE WITH YOUR APPLICATION. PLEASE ADVISE US IMMEDIATELY IF ANY OF THE CHANGES WE MAY HAVE MADE TO THE WORDING OF THIS GUARANTEE ARE UNACCEPTABLE TO YOU.

YOUR REFERENCE NUMBER	GTRF/RG
GUARANTEE REFERENCE NO.	PEBSMT536348
AMOUNT	MYR 6,000.00
THROUGH	HSBC BANK MALAYSIA BERHAD TR SVCS CTL REG KUALA LUMPUR TRADE SERVICES CENTRAL REGION 9/F BANGUNAN HSBC 2 LEBOH AMPANG 50100 KUALA LUMPUR MALAYSIA
IN FAVOUR OF	TENAGA NASIONAL BERHAD
EXPIRY DATE	29AUG2023

MARGINAL DEPOSIT HELD	MYR 6,000.00
UNDER REFERENCE	MDGSMT502936
DEBITED TO YOUR A/C	331-418988-101

WE HAVE DEBITED YOUR ACCOUNT 331-418988-101 AS FOLLOWS:

OPENING COMMISSION*	MYR	350.00
COURIER CHARGE*	MYR	25.00
STAMP DUTY	MYR	10.00
TOTAL	MYR	385.00

THIS COMPUTER GENERATED ADVICE DOES NOT REQUIRE A SIGNATURE.
VISIT OUR WEBSITE AT http://hsbcamanah.com.my/1/2/amanah/commercial/

GTRF/RG

TENAGA NASIONAL BERHAD (TNB KEW 190)

KEPADA,

TENAGA NASIONAL BERHAD
23, Jalan Petri
08009 Sungai Petani,
Kedah Darulaman.

COPY

DITERIMA
26 JUN 2022
TENAGA NASIONAL BERHAD
SUNGAI PETANI

JAMINAN BANK BAGI PEMBAYARAN BIL/GANTIRUGI BERES - PEBSMT536348
Jaminan ini menggantikan jaminan bank no. PEBSMT527591
Sebagai balasan kepada Tenaga Nasional Berhad(selepas ini disebut "Tenaga Nasional") kerana membekalkan tenaga elektrik atau menyewakan radas kepada TEM ELECTRONICS (M) SDN BHD di alamat A99,JALAN 2A/2,KAWASAN PERUSAHAAN MIEL SG LALANG,FASA 1,08000 SUNGAI PETANI,KEDAH(selepas ini disebut sebagai "Pengguna")

Nama Bank : HSBC BANK MALAYSIA BERHAD

Alamat : NO. 2 LEBOH AMPANG 50100 KUALA LUMPUR

(selepas ini disebut sebagai "Bank") akan membayar kepada Tenaga Nasional apa-apa wang yang tidak melebihi RM 6,000.00 kesemuanya yang mungkin pada bila-bila masa terhutang oleh Pengguna dengan Tenaga Nasional dan masih terhutang pada bila-bila masa dan/atau sebarang masa dalam tempoh jaminan (berhubung dengan bayaran gantirugi beres seperti yang tercatat di dalam kontrak bekalan elektrik oleh Tenaga Nasional kepada Pengguna dan)juga berhubung dengan pembekalan tenaga elektrik dan/atau penyewaan radas oleh Tenaga Nasional kepada Pengguna.

ADALAH DENGAN INI BANK BERSETUJU DAN MENGAKU SEPERTI BERIKUT

1. Jaminan ini adalah sah dari 01.07.2022 HINGGA 30.06.2023

2. (a)Jaminan ini adalah berkuatkuasa secara berterusan mengikut had-had yang dinyatakan di atas berhubung dengan masa dan banyaknya wang.

   ((b)Bank bersetuju mengadakan kepada Tenaga Nasional satu Jaminan Bank bagi bayaran gantirugi beres serta juga satu Jaminan bagi bekalan tenaga elektrik dan/atau penyewaan radas eletrik)

3. Notis secara bertulis tentang sebarang kemungkiran pihak Pengguna akan diberi oleh Tenaga Nasional kepada Bank dan dalam tempoh tujuh (7) hari selepas penerimaannya Bank hendaklah membayar apa-apa wang yang patut dibayar oleh pengguna di bawah jaminan ini.

4. Jaminan ini boleh dimansuhkan pada bila-bila masa sahaja mengikut option Bank dengan memberi satu (1) bulan notis secara bertulis kepada Tenaga Nasional dan setelah genap tempoh sebulan jaminan ini akan tamat tetapi dengan tidak menyentuh hak-hak Tenaga Nasional

HSBC BANK MALAYSIA BERHAD

untuk meminta dan mendapatkan daripada Bank apa-apa jumlah atau jumlah-jumlah wang yang mungkin terhutang oleh Pengguna dengan Tenaga Nasional pada tarikh jaminan ditamatkan berhubung dengan (bayaran gantirugiberes) dan pembekalan tenaga elektrik atau penyewaan radas mengikut had-had yang dinyatakan di atas.

5. Apa-apa notis yang perlu diberi oleh Tenaga Nasional kepada Bank dinyatakan di bawah ini hendaklah diberi dalam tempoh enam puluh (60) hari dari tarikh genapnya tempoh jaminan atau tamatnya jaminan ini dibawah peruntukan Fasal 4 mengikut mana-mana yang berkenaan.

6. Jaminan ini tidak akan terjejas atau mudarat akibat pembubaran atau penggulungan pengguna.

Tarikh : 16/06/2022

Ditandatangani oleh ______________________

[illegible]

Nursyafiqah binti Abdul Halim

[redacted]

HSBC BANK MALAYSIA BERHAD
GTB
9th Floor, No. 2
Lebuh Ampang
K.L.

Dan Bagi pihak Bank ______________________

Di hadapan ______________________

Nurul Atika binti Nadzri

[redacted]

CATATAN i) Potong perenggan-perenggan yang bertanda( )bagi pengguna-pengguna yang mana Bayaran Gantirugi Beres tidak berkenaan.

ii)	Jaminan pembayaran bagi bekalan kuasa elektrik	- RM	6,000.00
	Jaminan pembayaran gantirugi beres	- RM	
	Jumlah Jaminan	- RM	6,000.00

Nombor pengguna yang terlibat :
220393078509

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

RESIT RASMI SETEM

ASAL

STAMP OFFICIAL RECEIPT

(Sila lekatkan resit rasmi setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp official receipt to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	KREDIT TAMBAH NILAI
No. Adjudikasi *Adjudication No.*	GDFAA0009E6C3BF
Jenis Surat Cara *Type Of Instrument*	PERFORMANCE BOND SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	16/06/2022
Balasan *Consideration*	RM 6,000.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
TEM ELECTRONICS (M) SDN BHD, NO SYARIKAT NA

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
TENAGA NASIONAL BERHAD, NO SYARIKAT NA

Butiran Harta / Suratcara *Property / Instrument Description*
PEBSMT536348

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Resit Rasmi Setem *Stamp Official Receipt No.*	B0980Z221710770
Tarikh Penyeteman *Date of Stamping*	16/06/2022
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 10.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 10.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 37

LEMBAGA HASIL DALAM NEGERI LHDN MALAYSIA

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : **16/06/2022 03:52:25**

--- *tamat/end* ---